September 2013 Investor Presentation The New Spirit Exhibit 99.1

FORWARD LOOKING STATEMENT:
Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under Federal securities laws, which should be regarded solely as reflections of our current operating plans and estimates and not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, our continued ability to source new investments, risks associated with using debt to fund the company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the real estate markets), risks related to the Spirit-CCPT II merger and our ability to integrate the portfolios, disruption from the merger making it more difficult to maintain business and operational relationships, unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, effects of liquidity for former
CCPT II shareholders and Spirit shareholders previously holding unregistered shares, and those discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the pre-merger companies’ Annual Reports on Form 10-K, as well as the Company’s press releases, which can be found on the Company’s website www.spiritrealty.com. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
NOTICE REGARDING NON-GAAP FINANCIAL MEASURES:
This presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix at the end of this presentation.

Spirit Overview and Investment Highlights Section 1

SRC Overview (1)
NYSE Ticker
SRC
Enterprise Value
$6.9 billion
Market Capitalization
$3.3 billion
Current Annual Dividend
$0.65625
Dividend Yield
7.3%
Current Share Price
$8.99
IPO Share Price
$7.87 (2)
Total Return Since IPO
+20%
3
Spirit Overview and Investment Highlights
Spirit, a single tenant, triple net REIT focused on
operationally essential real estate, owns a real estate
portfolio consisting of 2,046 properties (99% occupied with
an average remaining lease term of 11 years)
The portfolio is well-diversified by industry (19), tenants
(231), and geography (49 states) and has 49% investment
grade tenancy
(3)
In September 2012, Spirit was recapitalized through a
$500 million IPO with an enterprise value of $3.2 billion
and a market cap of $1.3 billion
In July 2013, Spirit merged with Cole Credit Property Trust
II, a $3.7 billion non-traded, public REIT and created a
$7.1 billion enterprise value company
Despite approximately 368 million shares becoming freely tradable over the past 12 months, Spirit shares have out performed its competitors and the market
(4)
Spirit is focused on generating and delivering sustainable and attractive returns for our shareholders
Notes:
(1) As of September 13, 2013
(2) $15.00 initial share price divided by the 1.9048 conversion ratio associated with Cole II merger
(3) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software
(4) Including ARCP, NNN, O, the S&P 500, and the RMS; based on total return since IPO, per Capital IQ

1
st
Year’s Progress
Management Has Made Material Progress Since the IPO
4
Criteria Sept. 2012 Jun. 2013
(1)
Portfolio
# of Properties 1,183 2,046
(5)
% of Revenue from Investment Grade
(2)
28% 49%
% of Revenue from Top Tenant 30% 16%
% of Revenue from Top 10 Tenants 52% 37%
Avg. Remaining Lease Term 11 years 11 years
Financial
Enterprise Value
(3)
$3.2Bn $7.1Bn
Market Capitalization
(3)
$1.3Bn $3.6Bn
G&A (% of Revenue) 8.8% 7.3%
Free Float 39% 99%
EBITDA
(3)
$253MM $484MM
Total Debt
(4)
$1.9Bn $3.6Bn
Total Debt / EBITDA
(3)(4)
7.6x 7.5x
Notes:
(1) Pro forma for Cole II merger which closed on July 17, 2013
(2) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software
(3) Definition/ reconciliation in appendix
(4) Represents debt principal balance outstanding
(5) As of September 13, 2013
+863
+21%
(14%)
+$3.9Bn
(1.5%)

SRC prices IPO at $7.87
(2)
/ share
Spirit announces plans to merge with
Cole II
TLC lockup expires
Spirit announces 1 quarter results
Spirit added to the RMZ Index
Sponsor equity lockups expire
Spirit completes $7.1Bn merger
with Cole II
Strong Performance Since IPO
Demonstrated Public Company Track Record, Minimal Equity Overhang
Total Return (%)
Volume (MM)
5
Notes:
(1) Implied cap rate calculation in appendix; FFO multiple is share price divided by consensus estimate
(2) $15.00 initial share price divided by the 1.9048 conversion ratio associated with Cole II merger
(3) Excludes first day of trading post-IPO
Ample opportunity for legacy
SRC equity and Cole retail to exit
–
Highly liquid stock
Equity overhang is behind us
with only execs and directors
locked up
Possible additional index
demand
–
S&P Real Estate Indices and
Dow Jones Real Estate
Indices
Observations
Annotations
Free Float: 40%
Shares: 65.2mm
ADTV: 0.5mm (3)
Free Float: 69%
Shares: 111.4mm
ADTV: 1.2mm
Free Float: 98%
Shares: 159.0mm
ADTV: 1.9mm
Free Float: 99%
Shares: 367.5mm
ADTV: 5.7mm
Source: SNL Financial, Capital IQ
$2.0Bn of NTR equity becomes freely
tradable
0
5
10
15
20
25
0
20
40
60
80
100
120
140
160
180
Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Sep-13
A
B
C
D
E
F
G
Current Valuation of
7.8% cap rate and
12.2x 2014E FFO (1)
IPO Valuation of 8.8%
cap rate and 10.2x NTM
FFO (1)
Total Return Since SRC
IPO
SRC +20%
S&P 500 +18%
ARCP +11%
NNN +5%
RMS +4%
O +0%
G
B
A
C
D
E
F
st

Operational Overview Section 2

SPIRIT
REALTY CAPITAL

BJ's
WHOLESALE CLUB

CVS/pharmacy

Advance Auto Parts

LA FITNESS

Notes:
(1) Excludes mortgage notes receivables and vacant properties
(2) Represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense; weighted by rent
(3) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software
7
Operational Highlights
Focus on retail real estate that is operationally essential to tenant profits
–
Including non-rated tenants with strong credits, but otherwise overlooked by traditional lenders
Market segment allows for favorable lease structuring
–
96% of portfolio has rent escalations
–
Approximately half of the portfolio under master lease
Historical credit loss of only 3.6% in total across 10 years
Portfolio occupancy rate has never been below 95% and 10 year average is greater than 99%
–
80% historical lease renewal rate
Market segment allows for favorable lease structuring
–
Weighted average EBITDAR coverage ratio of 2.58x
(2)
–
49% of tenants are investment grade
(3)
Differentiated Business Strategy
Seasoned, Cycle-Tested Portfolio
$412
$803
$1,375
$750
$133
$37
$164
$91
$81
$349
$1,243
$1,103
$124
$143
$121 $8
0
500
1,000
1,500
2,000
2004 2005 2006 2007 2008 2009 2010 2011 2012 1H13
Acquisition Vintage
Amounts in  Millions (1)
Over 90% of the portfolio
was acquired before 2009
SRC Cole

SPIRIT
REALTY CAPITAL

SHOPKO
Walgreens
84 LUMBER
Church's
Academy SPORTS & OUTDOORS
K
CVS
Carmike Cinemas
CARMAX
THE HOME DEPOT
the great escape
FERGUSON
FedEx
RITE AID
LOWE'S

4.5%
48.8%
46.7%

24%
35%
17%
8%
16%

Large Diverse Portfolio
Notes:
(1) By rental revenue
(2) Does not include investments of mortgage notes receivable and vacant properties
Credit Diversity
8
Industry Diversity
Investment
Grade / Implied
Investment
Grade (2)
Non-Investment
Grade / Implied
Non-Investment
Grade
Not Rated
Specialty  Retail
Restaurants
Department / Discount
Drug Stores
Other
Top Tenants # of Prop. % of Portfolio
(1)
(S&P/Moody’s)
181 15.6% BB
70 4.3% A-
109 3.5% BB+
201 2.4% BBB-
9 2.3% B+
83 2.0% BBB
36 1.7% BBB
12 1.5% BB+
8 1.5% A-
4 1.3% A-
14 1.2% BB
8 1.2% BBB+
8 1.2% A
21 1.1% BB-
9 1.1% BBB
Total Top 15
773 41.9%
Spirit's Top Tenants Represent an Attractive Mix of Industries and Credits
(1)(2)

SPIRIT
REALTY CAPITAL

WA
OR
MT
ID
WY
ND
SD
NE
NV
UT
CO
CA
KS
AZ
NM
OK
MN
IA
MO
AR
LA
MS
AL
TN
KY
MI
IN
OH
WV
VA
NC
SC
GA
FL
PA
NY
VT
NH
ME
MA
CT
NJ
MD
DE
PROPERTIES
1-10
11-20
21-50
51-100
100+
% OF REVENUE
0%-5.0%
5.0%-10.0%
> 10.0%

8%
86%

400
300
200
100
0
67
380
299
236
368
207
200
118
Less than $0.5MM
$0.5-1.0MM
$1.0-1.5MM
$1.5-2.0MM
$2.0-4.0MM
$4.0-6.0MM
$6-10MM
$10MM+

Large Diverse Portfolio
Spirit’s Portfolio is Geographically Well-Diversified Retail Real Estate
9
Number of Properties
Retail
Industrial
Office, 3%
Distribution, 2%
Service, 1%
70%+ Less Than
$4.0MM
Notes:
(1) By rental revenue
(2) Does not include investments of mortgage note portfolios and vacant properties
Property Type Diversification
Property Value Diversification
(1)(2)

SPIRIT
REALTY CAPITAL

The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near Term Expiration and NNN Leases Contribute to a Predictable Revenue Profile (1)(2)

Occupancy
GDP Growth

4%
10%
40%
46%

15%
85%

Lease Profile with Predictable Revenue
Source: Company filings
Occupancy
Lease Expiration
Lease Escalation
(3)
0.8
2.3 2.8
4.1 4.3
4.5
3.7
6.9
7.8
3.9
58.8
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 and
thereafter
(%)
10
Lease Structure
(2)
Notes:
(1) By rental revenue
(2) Does not include investments of mortgage notes receivable and vacant properties
(3) Does not include investments in multi-tenant properties
% Contractual Fixed
% With Contractual CPI-Related
% Flat
% Other
% NNN
% NN
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
80.0%
90.0%
100.0%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
GDP Growth Spirit Occupancy Rate

Financial Overview Section 3

Balance Sheet Data
SRC Has Long-Term Leases and Well-Laddered Debt Maturities
Balance Sheet
(1)
$7.1 billion in total assets
–
Almost entirely owned real estate
–
Long-term leases
$3.6 billion in debt principal balance
outstanding
–
Only $141 million in short-term,
variable facility
–
$925 million in Master Trust bonds;
this facility (or similar structure) can
be used to issue investment
grade bonds
–
Remainder in laddered, property-
level CMBS debt
–
Weighted average rate on debt
outstanding is approximately 5.66%
–
No significant maturities until 2016
–
Leverage is 7.5x
(3)
Scheduled Principal Amortization
(2)
Balloon Payments at Maturity
(2)
Notes:
(1) Post-merger, pro forma as of June 30, 2013
(2) Post-merger, contractual debt maturities (July 1, 2013)
(3) Debt / EBITDA, see appendix for EBITDA calculation / reconciliation
(4) CMBS interest rate, contractual weighted average interest rate including revolver is 6.0%
$MM
Primarily CMBS Debt Revolver Debt Contractual Weighted Avg.
Interest Rate
12
72
266
775
945
96
964
115
0
200
400
600
800
1,000
2H13 2014 2015 2016 2017 2018 Thereafter
4.3%
5.3%
6.3%
5.8%
5.7%
5.5%
$225MM by
2017
(4)
Annual Amortization Cumulative Amortization
$MM
24
55 55
49
42
40
106
0
100
200
300
400
2H13 2014 2015 2016 2017 2018 Thereafter

Income Statement Data
Note:
(1) Continuing operations, excluding merger costs and impairments; calculation / reconciliation in appendix
Income Statement
Post-merger Pro Forma
$546 million in annualized revenue
$525 million in annualized NOI
G&A is 7.3% of revenue
A significant amount of property costs
relate to remaining multi-tenant
portfolio
1H13 pro forma annualized FFO was
approximately $0.75 per share
AFFO per share is estimated to be
between $0.77 and $0.82 per share
in 2014
13
Post-Merger Pro Forma
($000s) 2012
Annualized
Revenues $   530,227 $   545,904
Property costs 24,441 21,234
Net operating income (“NOI”)
(1)
505,786 524,670
General and administrative 32,762 39,868
Acquisition costs 1,054 436
EBITDA
(1)
471,970 484,366
Interest 211,569 206,086
Income taxes 504 284
Funds from Operations (“FFO”)
(1)
$   259,897 $   277,996
1H13

Market Overview Section 4

SPIRIT REALTY CAPITAL

	SPIRIT REALTY CAPITAL	REALTY INCOME The Monthly Dividend Company	NATIONAL RETAIL PROPERTIES NYSE: NNN	COLE Real Estate Investments	AR

Benchmarking to Our Closest Comparables
Operational Statistics
(1)
Number of Properties 2,046 3,681 1,838 1,014 2,574
Square Feet (MM) 54.3 58.3 20.2 44.0 43.4
Occupancy Rate 99% 98% 98% 99% 100%
Average Remaining Lease
Term
11 yrs 11 yrs 12 yrs 12 yrs 10 yrs
% of Investment Grade
Tenants
49%
(2)
38%
(3)
Not Reported 55%
(3)
53%
(3)
% Retail 77% 78% 100% 66% 58%
Top 5 Tenants % Rent 28% 21% 23% 20% 21%
Top 10 Tenants % Rent 37% 34% 39% 33% 30%
Size, Occupancy, and Tenant Mix Similar to Sector-Leading Peers
15
Notes:
(1) Sources: Company Filings; SRC statistics as of September 13, 2013; ARCP pro froma for ARCT IV and CapLease mergers
(2) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software
(3) Company reported

SPIRIT REALTY CAPITAL

SPIRIT REALTY CAPITAL	REALTY INCOME	NATIONAL RETAIL PROPERTIES NYSE: NNN	COLE REAL ESTATE INVESTMENTS	AR

Benchmarking to Our Closest Comparables
Notes:
(1) Calculation / reconciliation in appendix
(2) Per SNL
(3) Principal value of debt + liquidation value of preferred equity / most recent quarter EBITDA annualized (COLE is “annualized normalized EBITDA”, ARCP prior to acquisition of CapLease and ARCT IV
(4) Calculated by applying comps average multiple / yield to the respective SRC metric
16
Spirit Remains a Good Relative Valuation Opportunity
Comps
Average
Implied SRC
Share Price
(4)
Implied Cap Rate
(1)
7.8% 5.9% 6.3% NA NA 6.1% $13.99
2014 AFFOx
(2)
11.5x 15.8x 14.6x 12.2x 11.5x 13.5x $10.58
Dividend Yield
(2)
7.3% 5.6% 5.3% 5.9% 7.1% 6.0% $11.00
AFFO Payout Ratio
(2)
82% 93% 82% 88% 103% 92% NA
Leverage (Debt +
Preferred / EBITDA)
(3)
7.5x 6.9x 7.1x 5.7x 6.3x 6.5x NA
Sources: SNL, SEC filings

What's Next for SRC?
Significantly reduced equity overhang
Q4 2013 - our first full reporting period as a merged company
Continued portfolio management and asset recycling
Possible additional index inclusion
–
S&P Real Estate Indices and Dow Jones Real Estate Indices
2014 guidance
–
$0.77 to $0.82 of AFFO
–
Implied dividend coverage of 117% - 125%
(1)
Closing the valuation gap to peers through execution and investor education
Continue to identify and close on accretive acquisitions as the market allows
17
Note:
(1) Based on current annualized dividend of $0.65625

Appendix & Financial Definitions Appendix

Financial Definitions
19
NOI from Continuing Operations –
expenses, merger costs, real estate acquisition costs, interest expense, depreciation and amortization, impairments, Cole II portfolio gains on sale of real estate assets and property condemnations, and income tax expense (benefit).
EBITDA from Continuing Operations, as Adjusted –
discontinued operations, interest expense, depreciation and amortization, and income tax expense (benefit); as further adjusted to eliminate the impact of merger costs, impairments, and Cole II portfolio gains on sale of real estate assets and property condemnations.
EBITDAR –
depreciation and amortization, income tax expense (benefit), and rent.
FFO from Continuing Operations, as Adjusted –
real estate related depreciation and amortization, impairment charges, merger costs, and Cole II portfolio gains on sale of real estate assets and property condemnations.
Enterprise Value –
Adjusted Funds from Operations (AFFO) –
REIT industry.   It adjusts FFO (defined below) to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income in accordance with GAAP.  Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance.  Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and
Exchange Commission.
Funds from Operations –
estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets.  Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT.
Market Capitalization –
as of the date indicated.
Represents net income (loss) (computed in accordance with GAAP), excluding general and administrative
Represents net income (loss) before the cumulative effect of income (loss) from
Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense,
Represents net income (loss) from continuing operations, adjusted to eliminate the impact of
Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash.
AFFO is a non-GAAP financial measure of operating performance used by many companies in the
Funds from Operations ("FFO") represents net income (loss) computed in accordance with GAAP, excluding real
Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock

NOI Reconciliations
20
Net Operating Income from Continuing Operations Reconciliations
Post-Merger Pro Forma
2012 1H13
Annualized (1)
Income (Loss) from Continuing Operations $51,163 $70,970
Adjustments:
General and Administrative Expense 32,762 39,868
Real Estate Acquisition Costs 1,054 436
Interest Expense 211,569 206,086
Depreciation and Amortization Expense 193,557 202,166
Impairments 15,816 5,506
Other Expense (Income)
(2)
(639) (646)
Income Tax Expense (Benefit) 504 284
Net Operating Income from Continuing Operations $505,786 $524,670
Notes:
(1) First half 2013 post-merger, pro forma results multiplied by 2
(2) Cole II portfolio gains on sale of real estate assets and property condemnations

EBITDA Reconciliations
21
EBITDA from Continuing Operations Excluding Merger Costs and Impairments Reconciliations
Post-Merger Pro Forma
2012 1H13
Annualized (1)
Income (Loss) from Continuing Operations $51,163 $70,970
Adjustments:
Interest expense 211,569 206,086
Depreciation and amortization expense 193,557 202,166
Impairments 15,816 5,506
Other expense (income)
(2)
(639) (646)
Income tax expense (benefit) 504 284
EBITDA, from Continuing Operations Excluding Merger Costs and
Impairments
$471,970 $484,366
Notes:
(1) First half 2013 post-merger, pro forma results multiplied by 2
(2) Cole II portfolio gains on sale of real estate assets and property condemnations

FFO Reconciliations
22
FFO from Continuing Operations, as Adjusted Reconciliations
Post-Merger Pro Forma
2012 1H13
Annualized (1)
Income (Loss) from Continuing Operations $51,163 $70,970
Adjustments:
Depreciation and amortization expense 193,557 202,166
Impairments 15,816 5,506
Other expense (income)
(2)
(639) (646)
Funds from Operations, Continuing Operations Excluding Merger Costs and
Impairments
$259,897 $277,996
Weighted average common shares outstanding (diluted) 371,172
FFO from continuing operations, as Adjusted per share $0.75
Notes:
(1) First half 2013 post-merger, pro forma results multiplied by 2
(2) Cole II portfolio gains on sale of real estate assets and property condemnations

SPIRIT
REALTY CAPITAL

REALTY INCOME

NATIONAL RETAIL PROPERTIES
NYSE NNN

Implied Cap Rate Reconciliation
23
$MM, unless otherwise noted
Aggregate Value
(1)
12,355 5,857
less: Loans Receivable, net
(2)
-- (40)
less: Accounts Receivable, net (28) (3)
less: Assets Held for Sale (17) (47)
less: Other Assets (147) (101)
plus: Accounts Payable & Accrued Expenses 77 17
plus: Distributions Payable 39 --
plus: Other Liabilities 29 88
plus: Minority Interest – –
Implied Real Estate Value 12,309 5,770
Q2 2013 Real Estate NOI Annualized 721 363
Implied Cap Rate
(3)
5.9% 6.3%
Notes:
(1) As of September 13, 2013
(2) For National Retail Properties, includes mortgages, notes, and commercial mortgage interests
(3) Equals 2Q2013 real estate NOI annualized divided by implied real estate value
Source: Most recent SEC filings

Implied Cap Rate Reconciliation
24
$MM, unless otherwise noted
At IPO Current
Aggregate Value
(1)
3,180 6,905
less: Loans Receivable, net (61) (123)
less: Accounts Receivable, net – –
less: Assets Held for Sale (6) (43)
less: Other Assets, net (35) (73)
plus: Accounts Payable & Accrued Expenses 25 84
plus: Distributions Payable – –
plus: Other Liabilities – –
plus: Minority Interest – –
Implied Real Estate Value 3,059 6,750
Real Estate NOI Annualized
(2)
270 525
Implied Cap Rate
(3)
8.8% 7.7%
Source: SEC filings
Notes:
(1) “At IPO” as of pricing on September 19, 2012 (split adjusted share price of $7.87); “Current” as of September 13, 2013 (split adjusted share price of $8.99)
(2) Annualized NOI; “At IPO” NOI research estimated forward NTM, “Current” as of 2Q 2013
(3) Equals real estate NOI annualized divided by implied real estate value